Trade and other payables	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables

	$ million
	Dec 31, 2025		Dec 31, 2024
	Current	Non-current	Current	Non-current
Trade payables	28,140	—	29,767	—
Other payables [A]	10,621	4,061	9,838	2,990
Sales taxes, excise duties and similar levies	2,861	—	3,439	—
Amounts due to joint ventures and associates	5,225	133	6,410	67
Accruals and deferred income	10,923	269	11,239	233
Total	57,770	4,463	60,693	3,290
[A]Includes obligations under environmental compliance schemes of $5,321 million as at December 31, 2025 (2024: $3,935 million). (See Note 5).
The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.
Other payables include amounts due to joint arrangement partners.
Information about offsetting, collateral and liquidity risk is presented in Note 26.